UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 20, 2008

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 West Street New York, New York	10007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 20, 2008, the Federal Communications Commission (FCC) announced the results of its Auction 73 for wireless spectrum licenses. The FCC’s announcement indicated that Cellco Partnership, doing business as Verizon Wireless, was the successful bidder for twenty-five 12 MHz licenses in the A-Block frequency, seventy-seven 12 MHz licenses in the B-Block frequency and seven 22 MHz licenses in the C-Block frequency, with an aggregate bid price of $9,363,160,000. Verizon Communications Inc. (Verizon) owns a controlling 55% interest in Verizon Wireless and Vodafone Group Plc owns the remaining 45% interest. Verizon intends to fund Verizon Wireless’ purchase of this spectrum using a combination of funds from operations and either short-term or long-term debt, depending on market conditions.

On March 20, 2008, Verizon Wireless issued the following statement: “We are very pleased with our auction results. Specifically, we were successful in achieving the spectrum depth we need to continue to grow our business and data revenues, to preserve our reputation as the nation’s most reliable wireless network, and to continue to lead in data services and help us satisfy the next wave of services and consumer electronics devices. The bids we won include a nationwide spectrum footprint covering 298M Pops, plus 102 licenses for individual markets covering 171M Pops. In compliance with the FCC’s anti-collusion quiet period rules, Verizon Wireless cannot comment further until that period ends.”

NOTE: This report contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic and industry conditions and labor matters, including workforce levels and labor negotiations, and any resulting financial and/or operational impact, in the markets served by us or by companies in which we have substantial investments; material changes in available technology, including disruption of our suppliers’ provisioning of critical products or services; the impact on our operations of natural or man-made disasters and any resulting financial impact not covered by insurance; technology substitution; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations; the final results of federal and state regulatory proceedings concerning our provision of retail and wholesale services and judicial review of those results; the effects of competition in our markets; the timing, scope and financial impacts of our deployment of fiber-to-the-premises broadband technology; the ability of Verizon Wireless to continue to obtain sufficient spectrum resources; changes in our accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; the ability to complete acquisitions and dispositions; and the extent and timing of our ability to obtain revenue enhancements and cost savings following our business combination with MCI, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: March 24, 2008	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Senior Vice President and Controller